                                         Rule 497(e) File Nos. 2-90518, 811-4006

  Supplement dated June 15, 1998 to Prospectus dated March 2, 1998

CitiSelect(R) Folio 200                               CitiSelect(R) Folio 400
CitiSelect(R) Folio 300                               CitiSelect(R) Folio 500

The first paragraph and the first table, including footnotes (1) and (2), contained in the "Expense Summary" section on page 6 of the Prospectus are replaced with the following (footnotes * and ** on page 6 are not replaced):

                                                               EXPENSE SUMMARY
------------------------------------------------------------------------------

The following table summarizes estimated shareholder transaction and annual operating expenses for each Fund and its underlying Portfolios*. For more information on costs and expenses, see "Management" -- page 21 and "General Information -- Expenses" -- page 29.**

                                                   CITISELECT     CITISELECT     CITISELECT     CITISELECT
                                                    FOLIO 200      FOLIO 300      FOLIO 400      FOLIO 500
------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES                         None           None           None           None
ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET ASSETS):
Management Fees                                         0.75%          0.75%          0.75%          0.75%
12b-1 Fees (including service fees)(1)                  0.50%          0.50%          0.50%          0.50%
Other Expenses (after fee waivers and                   0.25%          0.25%          0.35%          0.35%
  reimbursements)(2)
------------------------------------------------------------------------------------------------------------
Total Fund Operating Expenses(2)                        1.50%          1.50%          1.60%          1.60%
------------------------------------------------------------------------------------------------------------

(1) Includes fees for distribution and shareholder servicing.
(2) Absent fee waivers and reimbursements, "Other Expenses" and "Total Fund Operating Expenses" would be
    0.50% and 1.75% for CitiSelect Folio 200 and 0.27% and 1.52% for CitiSelect Folio 300.

The "Example" and the text following the Example contained in the "Expense Summary" section on page 7 of the Prospectus are replaced with the following:

EXAMPLE: A shareholder would pay the following expenses on a $1,000 investment, assuming redemption at the end of each period indicated below:

                               ONE          THREE           FIVE            TEN
                              YEAR          YEARS          YEARS          YEARS
--------------------------------------------------------------------------------
CITISELECT FOLIO 200           $15            $47            $82           $179
CITISELECT FOLIO 300           $15            $47            $82           $179
CITISELECT FOLIO 400           $16            $50            $87           $190
CITISELECT FOLIO 500           $16            $50            $87           $190
--------------------------------------------------------------------------------

The Example assumes a 5% annual return and that all dividends are reinvested and reflects certain voluntary fee waivers and reimbursements. If fee waivers and reimbursements were not made, the amounts in the example would be $18, $55, $95, and $206 for CitiSelect Folio 200, and $15, $48, $83, and
$181 for CitiSelect Folio 300. The assumption of a 5% annual return is required by the Securities and Exchange Commission for all mutual funds, and is not a prediction of any Fund's future performance. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURNS OF ANY FUND. ACTUAL EXPENSES AND RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN.